SUPPLEMENT TO THE FIDELITY SELECT
PORTFOLIOS(registered trademark) PROSPECTUS
DATED APRIL 29, 1996
Effective July 18, 1996, Fidelity Select Consumer Products Portfolio changed its name to Fidelity Select Consumer Industries Portfolio.
The following information updates the similar information found in the section entitled "FMR and Its Affiliates," beginning on page P-34.
Paul Antico is manager of Industrial Equipment, which he has managed since March 1996. Since joining Fidelity in 1991, Mr. Antico has worked as an analyst and manager.
John Avery is manager of Chemicals and Regional Banks, which he has managed since July 1995 and September 1996, respectively. Mr. Avery joined Fidelity as an analyst in 1995. Previously, he was an analyst for Putnam Investments from 1993 to 1994. He earned his MBA from The Wharton School at the University of Pennsylvania.
Stephen Binder is manager of Natural Gas, which he has managed since November 1996. Since joining Fidelity in 1989 he has worked as an analyst and manager.
Minerva Butler is manager of Developing Communications which she has managed since August 1996. Ms. Butler joined Fidelity in 1995 as an analyst, after earning an MBA from Stanford University. Previously, she was an internal audit supervisor for US West, Inc., from 1989 to 1992.
Douglas Chase is manager of Automotive and Industrial Materials, which he has managed since May 1996 and November 1994, respectively. He also manages another Fidelity fund. Mr. Chase joined Fidelity as an analyst in 1993, after receiving his MBA from the University of Michigan.
Katherine Collins is manager of Consumer Industries and Leisure, which she has managed since September 1996 and February 1996, respectively. Since joining Fidelity in 1990, Ms. Collins has worked as an analyst and manager. Stephen DuFour is manager of Transportation and Energy, which he has managed since December 1994 and October 1996, respectively. He also manages other Fidelity funds. Mr. DuFour joined Fidelity as an analyst in 1992, after earning his MBA from the University of Chicago.
   Robert Ewing is manager of Environmental Services and Energy Service, which he has managed since January 1996 and November 1996, respectively. Since joining Fidelity in 1990, Mr. Ewing has worked as an analyst and manager.
Adam Hetnarski is manager of Technology, which he has managed since March 1996. He also manages other Fidelity funds. Mr. Hetnarski joined Fidelity in 1991 as an analyst.
Andy Kaplan is manager of Electronics, which he has managed since August 1996. Mr. Kaplan joined Fidelity as an analyst in 1995. Previously, he was an analyst with T. Rowe Price in 1994, and an associate director of consulting for Edward S. Gordon Company in New York City from 1988 through 1993.
S   cott Offen is manager of Food and Agriculture, which he has managed
since November 1996. Since joining Fidelity in 1985, Mr. O    ffen has
worked as an analyst and manager.
Lawrence Rakers is manager of Precious Metals and Minerals, Paper and Forest Products, and American Gold, which he has managed since July 1996, February 1996, and July 1995, respectively. Mr. Rakers joined Fidelity in 1993. Prior to that, he was a project engineer for Loral Corporation from 1986 to 1993.
Kevin Richardson is manager of Air Transportation which he has managed since May 1996. He joined Fidelity in 1994 as an analyst, after receiving his MBA from the University of North Carolina at Chapel Hill. Previously, he was an equity analyst with Kidder, Peabody & Company.
William Rubin is manager of Defense and Aerospace and Home Finance, which he has managed since December 1994 and October 1996, respectively. Mr. Rubin joined Fidelity in 1994 as an analyst, after receiving his MBA from Harvard Business School. Previously, he was an analyst for VLSI Technologies from 1990 to 1992.
Louis Salemy is manager of Brokerage and Investment Management and Financial Services, which he has managed since December 1995 and December 1994, respectively. He also manages other Fidelity funds and previously managed other Select Portfolios. He joined Fidelity as a research analyst in 1992. Before joining Fidelity, Mr. Salemy was a security analyst for Loomis, Sayles and Company from 1989-1992.
Peter Saperstone is manager of Construction and Housing which he has managed since August 1996. Previously, he was an equity analyst. Prior to joining Fidelity in August 1995, Mr. Saperstone was an equity research analyst at Gabelli & Company, Inc., from 1993 to 1995, and a credit analyst at National Westminster Bank USA from 1991 to 1993.
Nick Thakore is manager of Telecommunications, which he has managed since July 1996. Previously, he was an equity analyst. Mr. Thakore joined Fidelity in 1993 after receiving an MBA from The Wharton School at the University of Pennsylvania. Prior to that, he was a real estate analyst for Prudential Properties Company from 1989 to 1991.
Jason Weiner is manager of Computers which he has managed since March 1996. Since joining Fidelity in 1991, Mr. Weiner has worked as an analyst and manager.
Deborah Wheeler is manager of Medical Delivery which she has managed since November 1996. Since joining Fidelity in 1986, Ms. Wheeler has worked as an analyst and manager.
The following information supplements that found in the "Securities and Investment Practices" section beginning on page P-42.
CASH MANAGEMENT. A fund may invest in money market securities, in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTION: The money market fund does not currently intend to invest in a money market fund.
The following information replaces Waiver #2 on page P-56.
2. To shares in a Fidelity account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account.)